Harris Associates Investment Trust

Oakmark Select Fund

Supplement dated October 26, 2021 to the Fund's Prospectus, Summary Prospectus, and
Statement of Additional Information, each dated December 15, 2020

Thomas W. Murray, portfolio manager of Oakmark Select Fund (the "Fund") and Vice President, Director of U.S. Research, and analyst of Harris Associates L.P., the Fund's investment adviser, has announced his decision to retire effective in the second quarter of 2022. Mr. Murray will cease his portfolio management and advisory responsibilities and all references to Mr. Murray will be removed in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information at that time. After Mr. Murray's retirement, William C. Nygren and Anthony P. Coniaris will continue as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.